Exhibit 99.1

SWISHER HYGIENE ANNOUNCES IT WILL FILE FORM 12B-25 FOR EXTENSION TO

FILE ITS 2011 ANNUAL REPORT ON FORM 10-K

Delay in Filing Related to Possible Restatements of First, Second and Third Quarter 2011 Results

CHARLOTTE, NC – March 28, 2012 – Swisher Hygiene Inc. (“Swisher Hygiene”) (NASDAQ: SWSH, TSX: SWI), a leading provider of essential hygiene and sanitation products and services, today announced that it will file a Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission with respect to its Form 10-K, which allows the Company an additional 15 calendar days to file the Form 10-K which is otherwise due on March 30, 2012.

The delay in filing is due to an ongoing internal review by Swisher Hygiene’s Audit Committee primarily relating to possible adjustments to (1) the accounting for business acquisitions and (2) the calculation of the allowance of doubtful accounts receivable. On March 21, 2012, the Board of Directors of Swisher Hygiene concluded that the Company’s previously issued interim financial statements for the quarterly periods ended June 30, 2011 and September 30, 2011, and the other financial information in the Company’s quarterly reports on Form 10-Q for the periods then ended, should no longer be relied upon. Subsequently, on March 27, 2012, the Audit Committee concluded that the Company’s previously issued interim financial statements for the quarterly period ended March 31, 2011 should no longer be relied upon. The Company refers to the interim financial statements and the other financial information described above as the “Prior Financial Information.”

As of today’s date, the Audit Committee’s review is not complete. Nevertheless, the Audit Committee believes material adjustments to the Prior Financial Information may be required and the Company may need to file restatements of its first, second and third quarter financial statements. While the amount of any such adjustments cannot be estimated with reasonable certainty at this time, to date, the Audit Committee has preliminarily identified an aggregate of approximately $3.6 million in increases to net loss before income taxes for the affected periods.

The Company is working with its Audit Committee, the Audit Committee’s outside experts and the Company’s independent auditor to determine the full impact of these potential adjustments on the Prior Financial Information. However, until the review is complete and a final determination is made, the Company cannot provide further assurance regarding the complete impact of any adjustments on its results of operations for the affected periods, and the Company cannot provide assurance that the adjustments identified to date are representative of the adjustments that will be required when the review is complete. Furthermore, the Company cannot assure that the review will not identify further adjustments that may be required.

“We want our shareholders to know that providing confidence and transparency in our financial statements is of paramount importance, and we are doing everything possible to ensure that this is a one-time only event,” said Steven R. Berrard, Chief Executive Officer of Swisher Hygiene.

“We further want to note that the adjustments that are being discussed are non-cash in nature and we strongly believe that they will not diminish our financial position or strong capital structure,” continued Mr. Berrard. “We have significant liquidity and financial flexibility, and we are still executing our plan to take advantage of the abundant opportunities our business model provides to make quality acquisitions and cross-sell to existing customers. Further, this announcement does not affect our view for 2012, as we still expect to see quarter-over-quarter revenue growth, double-digit organic revenue growth and double-digit growth in adjusted EBITDA.”

The Company plans to complete its internal review and file its Annual Report on Form 10-K for the year ended December 31, 2011 as promptly as possible; however, the Company cannot provide assurance that it will be able to file its Form 10-K within the time period prescribed by Rule 12b-25. In addition, the Company announced that it will host a conference call to discuss the matters described above. The conference call will be held on Wednesday, March 28, 2012, at 9:00 AM Eastern Time. The conference call can be accessed over the phone by dialing 877-870-9226 or for international callers by dialing 1-973-890-8320; please dial-in 10 minutes before the start of the call. In order to access the webcast, please go to the Investors section of Swisher Hygiene’s website at http://www.swisherhygiene.com and click on the webcast link that will be made available.

Cautionary Statement on Forward-Looking Information

All statements, other than statements of historical fact, contained in this press release and the conference call, including any information as to the future financial or operating performance of Swisher Hygiene, constitute “forward-looking information” or “forward-looking statements” within the meaning of the U.S. federal securities laws and the Securities Act (Ontario) and are based on the expectations, estimates and projections of management as of the date of this press release and the conference call unless otherwise stated. All statements other than historical facts are, or may be, deemed to be forward looking statements. The words “plans,” “expects,” “is expected,” “scheduled,” “estimates,” or “believes,” or similar words or variations of such words and phrases or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will be taken,” “occur,” and similar expressions identify forward-looking statements.

Forward-looking statements in this press release and the conference call include those regarding: (a) the timing and results of the Audit Committee review, (b) potential adjustments to the Company’s financial statements, (c) the potential impact on any such adjustments on the Company’s previously reported results of operations, including its previously reported net loss, and (d) the timing and results of the Company’s evaluation of its internal control over financial reporting relating to the potential adjustments. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by Swisher Hygiene as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies. The estimates and assumptions of Swisher Hygiene contained in this press release and the conference call, which may prove to be incorrect, include but are not limited to, the various assumptions set forth herein. All of these assumptions have been derived from information currently available to Swisher Hygiene including information obtained by Swisher Hygiene from third-party sources. These assumptions may prove to be incorrect in whole or in part. All of the forward-looking statements made in this press release and the conference call are qualified by the above cautionary statements and those made in the “Risk Factors” section of Swisher Hygiene’s Annual Report on Form 10-K for the year ended December 31, 2010, Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 and the registration statement on Form S-3 each filed with the Securities and Exchange Commission, available on www.sec.gov, and with Canadian securities regulators available on Swisher Hygiene’s SEDAR profile at www.sedar.com, and Swisher Hygiene’s other filings with the Securities and Exchange Commission and with Canadian securities regulators available on Swisher Hygiene’s SEDAR profile at www.sedar.com. The forward-looking information set forth in this press release and the conference call is subject to various assumptions, risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from those expressed or implied in the forward-looking information. Swisher Hygiene disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

About Swisher Hygiene Inc.

Swisher Hygiene Inc. is a NASDAQ and TSX listed company that provides essential hygiene and sanitation solutions to customers throughout much of North America and internationally through its global network of company-owned operations, franchises and master licensees operating in countries across Europe and Asia. These essential solutions include cleaning and sanitizing chemicals, foodservice and laundry products, restroom hygiene programs and a full range of related products and services. The company’s most recent program enhancement is its introduction of solid waste management services to commercial and residential customers in selected markets. Together, this broad set of offerings is designed to promote superior cleanliness and sanitation in all commercial environments from door to dumpster, enhancing the safety, satisfaction and well-being of employees and patrons. Swisher Hygiene’s customers include a wide range of commercial enterprises, with a particular emphasis on the foodservice, hospitality, retail, industrial and healthcare industries.

For Further Information, Please Contact:

Swisher Hygiene Inc.

Investor Contact:

Amy Simpson

Phone: (704) 602-7116

Garrett Edson, ICR

Phone: (203) 682-8331

Media Contact:

Alecia Pulman, ICR

Phone: (203) 682-8224